UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

(301) 998-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This amendment to the Form 8-K filed by Federal Realty Investment Trust on April 15, 2009, to furnish updates on its financing and operating activities and 2009 guidance, amends the press release attached hereto as Exhibit 99.1 to include the reconciliation of net income to funds from operation table inadvertently omitted in the press release originally furnished.

Item 7.01.	Regulation FD Disclosure.

On April 15, 2009, Federal Realty Investment Trust (the “Registrant”) issued a press release announcing updates on its financing and operating activities and 2009 guidance. The press release is attached hereto as Exhibit 99.1. The press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements And Exhibits.

(d)	Exhibits

99.1	Press Release of Federal Realty Investment Trust, dated April 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

By:	/s/ Dawn M. Becker
Name:	Dawn M. Becker
Title:	Executive Vice President – General Counsel and Secretary

Dated: April 15, 2009